UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 E. Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: May 31, 2008

Date of reporting period: May 31, 2008

Item 1. Report to Stockholders.

Annual Report

Leader Short-Term Bond Fund

(Symbol: LCCMX)

May 31, 2008

Investment Advisor

Leader Capital Corporation

121 SW Morrison Street

Suite 245

Portland, OR 97204

Phone: 1-800-711-9164

Leader Short-Term Bond Fund

Management’s Discussion & Analysis1

Dear Fellow Shareholders:

We are please to present the annual report for the Leader Short-Term Bond Fund. This report covers the financial results and investment activity for the Leader Short-Term Bond Fund for the fiscal period ended May 31, 2008.

Beginning June 1, 2007, the Leader Short-Term Bond Fund ended 2007 with a total return, before any sales charges, of 4.94%. The Fund ended its fiscal year with a one-year total return, before any sales charges, of 5.27%, and year to date (through May 31, 2008) the total return of the Fund is 2.22%.

Year in review: We took a defensive position for most of the year as credit spreads continued to widen and credit quality deteriorated. The Fund’s return on a risk return adjusted (alpha) came from not only what we did do but also what we didn’t do. We stayed in cash and cash equivalents and waited for the “bargains” to present themselves. The fund participated in no sub prime, derivative, credit default swaps or municipals during this period or at any point of the Fund’s life, which also contributed to the Fund’s high alpha.

Our expectation for the coming year is that the Equity markets will likely continue on a downward path as credit spreads should continue to widen and the dollar will likely go lower. We continue to believe the best place to invest is in the short end of the curve which Leader Capital believes should tend to reduce interest rate risk and enhance liquidity.

In the following pages you will find detailed discussions about the Leader Short-Term Bond Fund and its performance since inception of the fund. We hope you will take a moment to read this information, and let us know if you have any questions about your investment. You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Short-Term Bond Fund and we look forward to serving your investment needs in the years to come.

Sincerely,

John E. Lekas

Portfolio Manager

[1]

The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund is exposed to credit risk where lower-rated securities have a higher risk of defaulting on obligations. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Alpha: an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor. (7/08)

Leader Short-Term Bond Fund

Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/07 - 5/31/08).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. The Fund charges an initial sales charge of 3.50%. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Leader Short-Term Bond Fund
	Beginning Account Value 12/1/07	Ending Account Value 5/31/08	Expenses Paid During Period 12/1/07 –5/31/08*
Actual **	$1,000.00	$1,024.90	$9.42
Hypothetical (5% return before expenses)***	$1,000.00	$1,015.65	$9.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Including loads, your actual cost of investment would be $44.09.
***	Including loads, your hypothetical cost of investment would be $44.04.

Leader Short-Term Bond Fund

Investment Highlights

(Unaudited)

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. The Advisor utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund's sector breakdown as of May 31, 2008 is shown below.

Security Type Breakdown

% of Investments

Leader Short-Term Bond Fund

Investment Highlights (continued)

(Unaudited)

Total Returns as of May 31, 2008

	No Load Returns
	Leader Short-Term Bond Fund	Merrill Lynch 1-3 Year Government/Corporate Bond Index
Six Months	2.49%	2.12%

One Year	5.27%	6.97%

Average Annual Since Inception (7/14/05)	4.04%	4.85%

Front-End Load Returns
Leader Short-Term Bond Fund
Six Months	(1.10)%

One Year	1.59%

Average Annual Since Inception (7/14/05)	2.76%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-711-9164.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown in the table above and the following graph assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar-denominated investment grade U.S. Government and corporate public debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.

One cannot invest directly in an index. Sector allocations are subject to change.

Leader Short-Term Bond Fund

Investment Highlights (continued)

(Unaudited)

*	Inception Date

Fund figures reflect a deduction of the maximum sales charge of 3.50% on the $10,000 investment. Thus, the net amount invested was $9,650.

Leader Short-Term Bond Fund

Schedule of Investments

May 31, 2008

	Principal Amount	Value
CORPORATE BONDS - 13.78%
AMBAC Financial Group, Inc.
6.150%, 02/07/2087	$1,000,000	$319,501
Bank Of America Corporation
5.490%, 03/15/2019	500,000	472,405
Bear Stearns Cos Inc.
6.950%, 08/10/2012	1,000,000	1,044,752
Clear Channel Communications, Inc.
7.650%, 09/15/2010	450,000	464,242
Countrywide Home Loans Inc.
4.125%, 09/15/2009	10,000	9,209
Countrywide Financial Corp.
6.250%, 05/15/2016	530,000	462,883
Hertz Corp.
10.500%, 01/01/2016	3,000,000	3,007,500
MBIA Insurance Corp.
14.000%, 01/15/2033(b) (Acquired 1/14/08 and 2/25/08, Cost $1,006,238)	1,000,000	880,888
Merrill Lynch & Co. Inc.
5.450%, 07/15/2014	1,000,000	950,907
Nextel Communications
6.875%, 10/31/2013	1,000,000	810,579
SLM Corp.
5.000%, 10/01/2013	2,400,000	2,025,033
Sprint Nextel Corp.
6.000%, 12/01/2016	500,000	413,149
United Rentals North America, Inc.
7.000%, 02/15/2014	500,000	417,500
Washington Mutual, Inc.
7.250%, 11/01/2017	750,000	668,590
William Lyon Homes, Inc.
10.750%, 04/01/2013	500,000	317,500

TOTAL CORPORATE BONDS (Cost $12,840,329)		12,264,638

CONVERTIBLE BOND - 1.08%
EMC Corp.
1.750%, 12/01/2011	750,000	957,188

TOTAL CONVERTIBLE BOND (Cost $910,817)		957,188

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Schedule of Investments, continued

May 31, 2008

	Principal Amount	Value
FOREIGN BONDS - 7.77%
CANADA - 1.51%
Export Development Canada
13.000%, 08/11/2008	100,000,000	1,340,787
NETHERLANDS - 2.72%
Rabobank Nederland NV
15.750%, 12/03/2008	3,000,000	2,423,743
SUPRANATIONAL BANKS - 3.54%
International Bank for Reconstruction & Development
15.000%, 07/15/2009	4,000,000	3,152,937

TOTAL FOREIGN BONDS (Cost $7,335,697)		6,917,467

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 8.51%
Federal Home Loan Mortgage Corp.
Series 3068, 0.000%, 01/15/2035(a)(c)	242,868	151,793
Series 3000, 11.957%, 06/15/2035(c)	385,003	436,377
Series 3107, 0.000%, 02/15/2036(a)(c)	534,341	376,877
Series 3213, 0.000%, 09/15/2036(a)(c)	900,446	838,312
Series 3211, 17.094%, 09/15/2036(c)	293,407	318,714
U.S. Treasury Strips
0.000%, 11/15/2015(a)	5,000	3,719
0.000%, 02/15/2025(a)	5,000,000	2,209,390
U.S. Treasury Strip Coupons
7.625%, 02/15/2024	5,000,000	2,330,800
7.625%, 08/15/2024	2,000,000	907,062

TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost $7,588,147)		7,573,044

	Shares	Value
AUCTION RATE PREFERRED STOCKS - 27.72%
Blackrock Global Floating Rate Income Trust Series W7, 3.642%(d)(f)	73	1,825,000
Boulder Growth & Income Fund Inc. Series M28, 3.709%(d)(f)	114	2,850,000
Cohen & Steers Quality Income Realty Fund Inc. Series M28, 3.622%(d)(f)	58	1,450,000
Cohen & Steers REIT & Preferred Income Fund Inc. Series T28, 3.708%(d)(f)	120	3,000,000
Cohen & Steers REIT & Utility Income Fund Inc. Series F28, 3.709%(d)(f)	40	1,000,000
Dreman/Claymore Dividend & Income Fund Series T28, 3.708%(d)(f)	30	750,000
Dreman/Claymore Dividend & Income Fund Series W7, 3.642%(d)(f)	120	3,000,000
Eaton Vance Floating-Rate Income Trust Series D, 3.711%(d)(f)	13	325,000
Eaton Vance Floating-Rate Income Trust Series E, 3.709%(d)(f)	27	675,000
Eaton Vance Senior Floating-Rate Trust Series C, 3.443%(d)(f)	27	675,000
Eaton Vance Senior Floating-Rate Trust Series D, 3.533%(d)(f)	39	975,000
Evergreen Multi-Sector Income Fund Series T28, 3.708%(d)(f)	120	3,000,000
F&C/Claymore Preferred Securities Income Fund, Inc. Series M7, 4.520%(d)(f)	36	900,000
F&C/Claymore Preferred Securities Income Fund, Inc. Series T28, 4.860%(d)(f)	11	275,000
Neuberger Berman Real Estate Securities Income Fund Inc. Series H, 3.709%(d)(f)	40	1,000,000
Nuveen Floating Rate Income Fund Series W, 3.642%(d)(f)	39	975,000
Tortoise North American Energy Corp. 4.913%(d)(f)	80	2,000,000

TOTAL AUCTION RATE PREFERRED STOCKS (Cost $24,675,000)		24,675,000

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Schedule of Investments, continued

May 31, 2008

	Shares	Value
MONEY MARKET - 39.08%
Reserve Primary Fund, 2.930%(e)	34,785,638	34,785,638

TOTAL MONEY MARKET (Cost $34,785,638)		34,785,638

TOTAL INVESTMENTS (Cost $88,135,628) - 97.94%		87,172,975
Other Assets in Excess of Liabilities - 2.06%		1,832,371

TOTAL NET ASSETS - 100.00%		$89,005,346

Percentages are stated as a percent of net assets.

(a)	Non Income Producing
(b)	Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(c)	Collateralized mortgage obligation (CMO)
(d)	The Advisor has determined this security to be illiquid, See Note (10).
(e)	Variable rate security; the money market rate shown represents the rate at May 31, 2008.
(f)	Rate shown represents the maximum dividend rate as of May 31, 2008. See Note (10).

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Statement of Assets and Liabilities

As of May 31, 2008
Assets
Investments, at value (cost $88,135,628)	$87,172,975
Cash	471,698
Foreign Currency (cost $17,741)	18,635
Receivable from Advisor for investment transactions	494,957
Dividends and interest receivable	964,926
Receivable for capital shares sold	650,077
Other assets	33,341

Total Assets	89,806,609

Liabilities
Payable for capital shares redeemed	610,533
Payable to Advisor	33,335
Payable to Affiliates	28,850
Payable for distribution fees	86,366
Accrued expenses and other liabilities	42,179

Total Liabilities	801,263

Net Assets	$89,005,346

Net Assets Consist Of:
Paid-in capital	$89,166,053
Undistributed net investment income	387,573
Undistributed net realized gain from:
Investment transactions	425,409
Net unrealized (depreciation) on:
Investments	(962,653)
Foreign currency translation	(11,036)

Net Assets	$89,005,346

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	9,241,860

Net asset value per share	$9.63

Offering price per share ($9.63 divided by 0.965)(1)	$9.98

(1)	A maximum charge of 3.50% may be imposed on purchases less than $250,000.

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Statement of Operations

For the Year Ended May 31, 2008
Investment Income
Interest income(1)	$2,859,393
Dividend income	956,484

Total Investment Income	3,815,877

Expenses
Advisory fees	544,479
Distribution Fees	302,489
Administration fees	81,410
Legal fees	58,674
Fund accounting fees	47,222
Transfer agent fees and expenses	46,052
Audit and tax fees	32,664
Custody fees	30,610
Federal and state registration fees	19,746
Reports to shareholders	15,620
Chief Compliance Officer fees and expenses	5,960
Trustees’ fees and related expenses	2,066
Other expenses	4,346

Total Expenses	1,191,338
Less waivers and reimbursements by Advisor	(72,130)

Net Expenses	1,119,208

Net Investment Income	2,696,669

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	1,059,832
Foreign currency transactions	82,067
Change in net unrealized appreciation/depreciation on:
Investments	(806,437)
Foreign currency translation	(12,054)

Net Realized and Unrealized Gain on Investments	323,408

Net Increase In Net Assets From Operations	$3,020,077

(1)	Net of $1,325 foreign withholding tax

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Statements of Changes in Net Assets

	Year Ended May 31, 2008	Period Ended May 31, 2007(1)
From Operations
Net investment income	$2,696,669	$1,084,365
Net realized gain (loss) from:
Investments	1,059,832	285,142
Foreign currency transactions	82,067	(2,537)
Change in net unrealized appreciation/depreciation on:
Investments	(806,437)	(121,801)
Foreign currency translation	(12,054)	461

Net increase in net assets from operations	3,020,077	1,245,630

From Distributions
Net investment income	(3,127,719)	(1,027,528)

Net realized gains	(172,079)	-

Net decrease in net assets resulting from distributions paid	(3,299,798)	(1,027,528)

From Capital Share Transactions
Proceeds from shares sold	81,278,639	29,436,286
Net asset value of shares issued in reinvestment of distributions to shareholders	2,486,593	818,727
Payments for shares redeemed	(27,885,338)	(10,032,423)

Net increase in net assets from capital share transactions	55,879,894	20,222,590

Total Increase In Net Assets	55,600,173	20,440,692
Net Assets:
Beginning of period	33,405,173	12,964,481

End of period	$89,005,346	$33,405,173

Undistributed Net Investment Income Included in Net Assets	$387,573	$60,574

(1)	Fund changed fiscal year end from June 30 to May 31. This period represents activity from July 1, 2006 through May 31, 2007.

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended May 31, 2008	Period Ended May 31, 2007(2)		Period Ended June 30, 2006(1)
Net Asset Value, Beginning of Period	$9.69	$9.46		$10.00

Income (loss) from investment operations:
Net investment income	0.54	0.47		0.42
Net realized and unrealized gain (loss) on investments(6)	(0.06)	0.23		(0.56)

Total from Investment Operations	0.48	0.70		(0.14)

Less distributions paid:
From net investment income	(0.52)	(0.47)		(0.40)

From net realized gains	(0.02)	—		—

Total distributions paid	(0.54)	(0.47)		(0.40)

Net Asset Value, End of Period	$9.63	$9.69		$9.46

Total Return(3) (4)	5.27%	7.53%		(1.28)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$89,005	$33,405		$12,694
Ratio of expenses to average net assets:
Before waiver and expense reimbursement	1.97%	2.51	%(5)	3.81	%(5)
After waiver and expense reimbursement	1.85%	1.70	%(5)	1.65	%(5)
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement	4.34%	5.24	%(5)	3.14	%(5)
After waiver and expense reimbursement	4.46%	6.05	%(5)	5.30	%(5)
Portfolio turnover rate (4)	284.67%	237.15%		211.39%

(1)	Fund commenced operations on July 14, 2005.
(2)	Fund changed fiscal year end from June 30 to May 31. This period represents activity from July 1, 2006 through May 31, 2007.
(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect any sales loads.
(4)	Not annualized for periods less than a full year.
(5)	Annualized.
(6)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to fluctuations in share transactions in the period.

The accompanying notes are an integral part of these financial statements.

Leader Short-Term Bond Fund

Notes to Financial Statements

May 31, 2008

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Leader Short-Term Bond Fund (the “Fund”) represents a distinct, diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. Government securities, money market instruments, exchange-traded funds, auction rate securities, investment grade fixed income securities or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As of and during the year ended May 31, 2008, the Fund was not in accordance with its principal investment strategies and is considered to be in a temporary defensive position. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective on May 11, 2005 and commenced operations on July 14, 2005 as a series of Unified Series Trust. Effective at the close of business on March 3, 2007, the Fund reorganized as a series of the Trust, and changed its year end from June 30th to May 31st.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of the business day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked prices. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. Investments in Auction Rate Preferred Stocks are generally valued based on quotations provided by the Fund’s pricing service, Interactive Pricing and Reference Data (“IDC”). IDC’s pricing methodology considers both observable and unobservable inputs, including but not limited to, ongoing reviews of issuer-specific credit events, underlying asset quality, timely dividend payments, and anticipated future redemptions at par value. Furthermore, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used, had an active market for the investment existed, and may vary from ultimate redemption prices. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the

Leader Short-Term Bond Fund

Notes to Financial Statements, continued

May 31, 2008

Trust’s Valuation Committee. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

(b)	Foreign Securities

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Fund will distribute any net investment income monthly and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Such differences for the year ended May 31, 2008 are disclosed in Note 3.

(e)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued

Leader Short-Term Bond Fund

Notes to Financial Statements, continued

May 31, 2008

expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(g)	Expenses

Expenses associated with a specific fund within the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each fund to the combined net assets of the Trust, or other equitable means.

(h)	Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(i)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the effective interest method, over the average life of the security.

(j)	New Accounting Pronouncements

Effective November 30, 2007 the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to the open tax years of 2005 through 2008 as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended May 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005.

In September 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how the entity accounts for derivatives, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161 and the impact on the Fund’s financial statement disclosures.

Leader Short-Term Bond Fund

Notes to Financial Statements, continued

May 31, 2008

(3)	Federal Tax Matters

On June 2, 2008, ordinary income and short-term capital gain distributions of $0.036 and $0.082 per share respectively, were declared. The dividend was paid on June 16, 2008 to shareholders of record on June 13, 2008.

The tax character of distributions paid during the periods ended May 31, 2008 and May 31, 2007 were as follows:

	May 31, 2008	May 31, 2007
Ordinary Income	$3,280,487	$1,027,528
Long-term capital gain	$19,311	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2008.

As of May 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$88,156,066

Gross tax unrealized appreciation	$323,779
Gross tax unrealized depreciation	(1,306,870)

Net tax unrealized depreciation	$(983,091)

Undistributed ordinary income	$1,157,938
Undistributed long-term capital gain	288

Total distributable earnings	$1,158,226

Other accumulated gain (loss)	$(335,842)

Total accumulated gain (loss)	$(160,707)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2008, the following table shows the reclassifications made:

Accumulated Net Investment Income (Loss)	$758,049
Accumulated Realized Gain (Loss)	$(758,047)
Paid-in Capital	$(2)

For the fiscal year ended May 31, 2008, the permanent book to tax differences related to paydowns, foreign currency, and bifurcation of gains on foreign bonds.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At May 31, 2008, the Fund did not have any capital loss carry forwards.

At May 31, 2008, the Fund deferred, on a tax basis, post-October losses of $324,806.

Leader Short-Term Bond Fund

Notes to Financial Statements, continued

May 31, 2008

(4)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund Shares. During the year ended May 31, 2008, the Fund accrued expenses of $302,489 pursuant to the 12b-1 Plan. In addition to the 12b-1 fee, the Fund is also subject to a 0.25% shareholder servicing fee under the 12b-1 Plan.

(5)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with Leader Capital Corporation (the “Advisor”) to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on March 2, 2007, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.90% of the Fund’s average daily net assets. For the period July 1, 2006 through March 2, 2007, the Fund paid the Advisor a fee computed at an annual rate of 1.10% of the Fund’s average net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 1.65% of the Fund’s average daily net assets through June 30, 2007 and 1.85% through February 29, 2009 and shall continue thereafter at the discretion of the Board of Trustees. For the year ended May 31, 2008, expenses of $72,130 were waived by the Advisor. Effective March 2, 2007, any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring in:

2010	$67,401
2011	$72,130

As of May 31, 2008, the Advisor owed the Fund $494,957, for the reversal of a security transaction which was in violation of the Trust’s Rule 17a-7 policy for affiliated trades. The trade had not been properly approved by the Board of Trustees, and therefore was required to be reimbursed to the Fund by the Advisor. Subsequent to May 31, 2008, the Fund received full reimbursement.

(6)	Related Party Transactions

A Trustee and Officers of the Trust are affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

Leader Short-Term Bond Fund

Notes to Financial Statements, continued

May 31, 2008

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended May 31, 2008	Period Ended May 31, 2007(1)
Shares sold	8,440,581	3,025,631
Shares issued to holders in reinvestment of distributions	259,299	84,409
Shares redeemed	(2,906,690)	(1,032,033)

Net Increase	5,793,190	2,078,007

(1)	The Fund changed its fiscal year end from June to May. This period represents activity from July 1, 2006 through May 31, 2007.

(8)	Investment Transactions

For the year ended May 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government obligations were as follows:

Purchases
U.S. Government Obligations	$24,798,463
Other	$116,678,150
Sales
U.S. Government Obligations	$23,164,413
Other	$86,941,779

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2008, no shareholder held greater than 25% of the Fund’s voting securities.

(10)	Auction Rate Preferred Securities

Auction rate preferred securities (ARPS) are corporate preferred stocks with dividend rates designed to reset periodically—typically every seven, 14, 28, or 35 days. These ARPS do not trade on a public stock exchange similar to common stocks, but rather through a Dutch auction process, occurring at the intervals described above. Since February 18, 2008 the Dutch auction process has mostly failed. When an auction fails, the dividend rate applicable to each series is set at a “maximum rate”, as defined in each security’s prospectus, and varies with a specified short-term interest rate (typically as a percentage of or a spread in addition to the specified base rate). The dividend rates disclosed on the Fund’s Schedule of Investments represent the maximum rate, calculated as defined as of May 31, 2008.

The Advisor believes par value accurately reflects the market value of the ARPS held by the Fund as of May 31, 2008, and because of the failed Dutch auction process, believes they are presently illiquid. See Note 2 for further discussion of the valuation of these securities and the inputs considered.

As of May 31, 2008 the Fund held $24,675,000 or 27.72% of net assets in ARPS. Subsequent to May 31, 2008, $5,025,000 in ARPS held by the Fund had been redeemed at par value and the Fund’s overall position in ARPS was reduced to 21.23% of net assets as of July 28, 2008.

Leader Short-Term Bond Fund

Report of Independent Registered Public Accounting Firm

To The Shareholders and Board of Trustees of

Leader Short-Term Bond Fund

(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leader Short-Term Bond Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leader Short-Term Bond Fund as of May 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

July 30, 2008

Leader Short-Term Bond Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 20.81% of its ordinary income distribution for the years ended May 31, 2008 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2008, 20.81% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designated 4.66% of the taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 87(k)(2)(c).

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-800-711-9164.

Independent Trustees

Name, Address & Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 E. Michigan St. Milwaukee, WI 53202 Age: 53	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting, Marquette University (2004–present); Associate Professor of Accounting, Marquette University (1996–2004)	18	Independent Trustee, USA MUTUALS(an open-end investment company with two portfolios)

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	18	Independent Trustee, USA MUTUALS(an open-end investment company with two portfolios)

Leader Short-Term Bond Fund

Additional Information (continued)

(Unaudited)

Interested Trustee and Officers

Name, Address & Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present)	18	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios)

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 50	Vice President	Indefinite Term; Since January 11, 2008	Fund Administration and Compliance, U.S. Bancorp Fund Services, LLC (2004–present); UMB Investment Services Group (2000–2004).	N/A	N/A

Kathleen Osland 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (May 2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005)	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present)	N/A	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the advisor’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

The Leader Short-Term Bond Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-800-711-9164. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, upon request, by calling, toll free, 1-800-711-9164, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Leader Short-Term Bond Fund

Investment Advisor	Leader Capital Corporation 121 SW Morrison Street Suite 425 Portland, Oregon 97204

Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Cohen Fund Audit Services, Ltd. 800 Westpoint Parkway Suite 1100 Westlake, Ohio 44145

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on September 18, 2007.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The principal accountant did not provide any audit-related or other services during the past two fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2008	FYE 5/31/2007(1)
Audit Fees	$24,400	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,310	$2,000
All Other Fees	$0	$0

(1) The Fund changed its fiscal year end from June 30 to May 31.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2008	FYE 5/31/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2008	FYE 5/31/2007
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 18, 2007.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date August 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date August 1, 2008